Derivative Instruments And Hedging Activities (Effects Of Derivative Instruments In Fair Value Hedging Relationships) (Details) (Interest Rate [Member], Interest, Net [Member], USD $) In Millions	12 Months Ended
	May 29, 2011	May 30, 2010	May 31, 2009
Amount of Gain (Loss) Recognized in Earnings on Derivatives and Related Hedged Item	$ 0.2	$ 3.4
Debt [Member]
Amount of Gain (Loss) Recognized in Earnings on Derivatives and Related Hedged Item	$ (0.2)	$ (3.4)